UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

RETROPHIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12255 El Camino Real, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 837-5863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below in Item 5.07, Retrophin, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). A summary of the material terms of the 2015 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2015. That summary is qualified in its entirety by reference to the text of the 2015 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed below in Item 5.07, at the Annual Meeting the Company’s stockholders approved proposals to (i) amend the Company’s Certificate of Incorporation and (ii) amend and restate the Company’s Amended and Restated Bylaws.

Amendment to Certificate of Incorporation

On June 8, 2015, the Company amended its Certificate of Incorporation by filing a Certificate of Amendment of Certificate of Incorporation of the Company (the “Charter Amendment”) with the Secretary of State of the State of Delaware, which added a provision consistent with Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”) that, under specified circumstances, eliminates or limits the personal liability of a director of the Company for breaches of fiduciary duties.

The foregoing summary of the Charter Amendment is subject to, and qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Amendment and Restatement of Bylaws

On June 8, 2015, the Company’s Amended and Restated Bylaws were amended and restated (the “Restated Bylaws”) to (i) set forth the advance notice requirements for a nomination to the Company’s board of directors or for other business proposals, as applicable, to be properly brought by a stockholder before a meeting of stockholders, (ii) provide procedures for the establishment of a record date for action by written consent of stockholders in lieu of a meeting and for conducting a ministerial review of stockholder consents, (iii) set forth advance notice requirements and other limitations on stockholder-requested special meetings, including limitations on the purpose for which such meetings may be called and the time periods during which such meetings may be called, and (iv) make other amendments to update the Company’s Amended and Restated Bylaws to reflect recent changes to the DGCL and effect other minor clarifications and conforming changes.

The foregoing summary of the changes to the Company’s Amended and Restated Bylaws is subject to, and qualified in its entirety by reference to the Restated Bylaws, which are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2015, the Company held the Annual Meeting. As of April 24, 2015, the record date for the Annual Meeting, 34,953,213 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 30,161,428 shares of common stock were present in person or represented by proxy for the seven proposals summarized below.

Proposal 1: Election of Directors

The Company’s stockholders elected the six persons listed below to serve until the Company’s 2016 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Stephen Aselage	26,008,126	62,931	4,090,371
Tim Coughlin	26,007,071	63,986	4,090,371
Cornelius E. Golding	22,279,105	3,791,952	4,090,371
John Kozarich, Ph.D.	26,007,071	63,986	4,090,371
Gary Lyons	24,634,930	1,436,127	4,090,371
Jeffrey Meckler	25,274,653	796,404	4,090,371

Proposal 2: Approval of the Company’s 2015 Equity Incentive Plan

The Company’s stockholders approved the 2015 Plan. The final voting results are as follows:

Votes For	21,632,055
Votes Against	4,437,389
Abstentions	1,613
Broker Non-Votes	4,090,371

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	20,909,206
Votes Against	5,159,987
Abstentions	1,864
Broker Non-Votes	4,090,371

Proposal 4: Approval of an amendment to the Company’s Certificate of Incorporation

The Company’s stockholders approved the Charter Amendment. The final voting results are as follows:

Votes For	27,297,768
Votes Against	2,305,051
Abstentions	33,817
Broker Non-Votes	4,090,371

Proposal 5: Approval of an amendment and restatement of the Company’s Amended and Restated Bylaws

The Company’s stockholders approved the Restated Bylaws. The final voting results are as follows:

Votes For	19,824,240
Votes Against	6,244,856
Abstentions	1,961
Broker Non-Votes	4,090,371

Proposal 6: Approval of the potential issuance of common stock upon the exercise of warrants

The Company’s stockholders approved the Company’s issuance of the maximum number of shares of common stock of the Company issuable under the Common Stock Purchase Warrants issued by the Company on June 30, 2014, November 13, 2014 and January 12, 2015 to Athyrium Opportunities Fund (A) LP, Athyrium Opportunities Fund (B) LP, PCOF 1, LLC and Perceptive Credit Opportunities Fund, LP (each individually, a “Lender”), including in the event any such issuance would result in a Lender’s beneficial ownership of the outstanding shares of common stock of the Company exceeding 19.99%, and including a waiver of Nasdaq Listing Rule 5635 and any other Nasdaq Listing Rule that would prohibit the issuance of such shares. The final voting results are as follows:

Votes For	26,028,684
Votes Against	13,954
Abstentions	28,419
Broker Non-Votes	4,090,371

Proposal 7: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The final voting results are as follows:

Votes For	29,831,152
Votes Against	296,643
Abstentions	33,633
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Certificate of Incorporation of Retrophin, Inc.

3.2	Amended and Restated Bylaws of Retrophin, Inc.

99.1	Retrophin, Inc. 2015 Equity Incentive Plan, Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise, and Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement for use thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: June 11, 2015	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer